August 25, 2016

DBX ETF TRUST

Deutsche X-trackers MSCI All China Equity ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus and Statutory Prospectus

dated September 30, 2015, as supplemented

Effective immediately, the information contained in the section of the Fund’s Summary Prospectus and Statutory Prospectus entitled “Management—Portfolio Managers” is hereby deleted and replaced with the following:

Mr. Bryan Richards and Mr. Patrick Dwyer are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio manager team. Mr. Richards and has been a portfolio manager of the Fund since the Fund’s inception. Mr. Dwyer has been a portfolio manager of the Fund since August 2016.

Effective immediately, the information contained in the second paragraph of the section of the Prospectus entitled “Fund Details—Management—Portfolio Managers” is hereby deleted and replaced with the following:

Mr. Dwyer is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dwyer was the head of Northern Trust’s Equity Index ETF and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Mr. Dwyer has a broad range of experience managing developed, emerging, and frontier index mandates, and currency and future overlay portfolios. Prior to joining Northern Trust in 2003, Mr. Dwyer participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups. Mr. Dwyer received a BS in Finance from Rutgers University in 2001.

Please retain this supplement for future reference.